UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 31, 2007

CORE MOLDING TECHNOLOGIES, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-12505	31-1481870
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 MANOR PARK DRIVE, P.O.BOX 28183, COLUMBUS, Ohio		43228-0183
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-870-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2007, the Board of Directors (the "Board") of Core Molding Technologies, Inc. (the "Company") approved a form of Amended and Restated Restricted Stock Agreement setting forth certain changes to the Company’s existing form of Restricted Stock Agreement (the "Original Restricted Stock Agreement") entered into as of May 17, 2006 with each of Kevin L. Barnett, Herman F. Dick, Jr. and Stephen J. Klestinec (collectively, the "Executive Officers"). A description of the Original Restricted Stock Agreement was previously reported under Item 1.01 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 23, 2006. Effective December 31, 2007, the Company entered into the Amended and Restated Restricted Stock Agreement with each of the Executive Officers. The Amended and Restated Restricted Stock Agreement includes specific revisions to the ownership vesting requirements set forth in Sections 4(a), (b), (e), (h) and (i) as previously approved by the Board and restates the Original Restricted Stock Agreement. The foregoing description is qualified in its entirety by reference to the Amended and Restated Restricted Stock Agreement, a form of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

On December 31, 2007, the Board approved a form of Amended and Restated Executive Severance Agreement (the "Severance Agreement") setting forth certain changes to the Company’s existing form of Executive Severance Agreement (the "Original Severance Agreement") entered into as of May 17, 2006 with each of the Executive Officers. A description of the Original Severance Agreement was previously reported under Item 1.01 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 23, 2006. Effective December 31, 2007, the Company entered into the Severance Agreement with each of the Executive Officers. The Severance Agreement includes revisions to ensure compliance with certain tax provisions set forth in Sections 409A and 280G of the Internal Revenue Code. In particular, the Severance Agreement adds new Sections 10(c) and (d), as well as specific revisions to Section 10(a)(ii). The foregoing description is qualified in its entirety by reference to the Severance Agreement, a form of which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit 10.1 Form of Amended and Restated Restricted Stock Agreement

Exhibit 10.2 Form of Amended and Restated Executive Severance Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE MOLDING TECHNOLOGIES, INC.

January 4, 2008	By:	Herman F. Dick, Jr.

Name: Herman F. Dick, Jr.
Title: Vice President, Secretary, Treasurer and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Amended and Restated Restricted Stock Agreement
10.2	Form of Amended and Restated Executive Severance Agreement